FORM RSU WITH NO HOLDING PERIOD ASANA, INC. 2020 EQUITY INCENTIVE PLAN RSU AWARD GRANT NOTICE Asana, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2020 Equity Incentive Plan (the “Plan”) and the Award Agreement including, if you are resident, subject to tax, or work outside the U.S., the general non-US terms and any special terms and conditions for your country, each set out in the attached appendix (the “Appendix” and together, the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement. Participant: Date of Grant: Vesting Commencement Date: Number of Restricted Stock Units: Vesting Schedule: [___________________________________________________]. Notwithstanding the foregoing, vesting shall terminate upon the Participant’s termination of Continuous Service [FOR NEW HIRE GRANTS: (except as otherwise provided in the following paragraphs)]. [FOR NEW HIRE GRANTS (add defined term “Cliff Vesting Date” to vesting schedule above): In the event the Participant’s Continuous Service terminates due to a termination by the Company other than for Cause prior to the Cliff Vesting Date of the Participant’s new hire grant, the RSU Award shall become vested as to a prorated portion of the shares of Common Stock that would have vested on such Cliff Vesting Date but for the Participant’s prior termination; provided, that, in order to receive any vesting acceleration, the Participant must comply with the Release Condition (as defined below). Pursuant to this provision, the prorated accelerated vesting shall be calculated as follows: (x) the number of shares of Common Stock that would have vested on the Cliff Vesting Date multiplied by (y) a fraction the numerator of which is the number of full months of the Participant’s Continuous Service during the period commencing [12]1 months prior to the Cliff Vesting Date and 1 [NTD: Include number of full months from hire date to initial Cliff Vesting Date (e.g., 12, 13, or 14 months).]

ending on the Participant’s termination date and the denominator of which is [12]2. For instance, if the Participant’s Continuous Service terminates due to a termination by the Company other than for Cause five months after the Participant’s hiring date, then, subject to the Participant complying with the Release Condition, vesting will accelerate as to a prorated portion of the shares of Common Stock that would have vested on the Cliff Vesting Date but for the Participant’s prior termination, with such accelerated portion equal to (x) the number of shares of Common Stock that would have vested on the Cliff Vesting Date multiplied by (y) a fraction, the numerator of which is 5 and the denominator of which is the number of full months from hire date to the Cliff Vesting Date (e.g., 12, 13, or 14 months). For purposes of this award, the “Release Condition” means that the Participant has executed a full and complete general release of all claims that the Participant may have against the Company or its Affiliates pursuant to the Company’s standard form for Participant’s country that will be provided to the Participant; provided, that such release becomes effective and irrevocable no later than the 60th day after the Participant’s termination date.]3 Issuance Schedule: One (1) share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement. Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that: ● The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company. ● You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control. ● The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and 2 [NTD: Include number of full months from hire date to initial Cliff Vesting Date (e.g., 12, 13, or 14 months).] 3 [NTD: Pro rata vesting acceleration provisions bracketed here are only to be included in initial new hire grants. Not intended for refresh or other grants.]

written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award. ASANA, INC. PARTICIPANT: By: Signature Signature Title: Date: Date: ATTACHMENTS: RSU Award Agreement (including the Appendix), 2020 Equity Incentive Plan

1 ATTACHMENT I ASANA, INC. 2020 EQUITY INCENTIVE PLAN AWARD AGREEMENT (RSU AWARD) As reflected by your RSU Award Grant Notice (“Grant Notice”) Asana, Inc. (the “Company”) has granted you a RSU Award under its 2020 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award including, if you are resident, subject to tax, or engaged outside the U.S., the general non-US terms and any special terms and conditions for your country, each set out in the attached appendix (the “Appendix” and together, the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable. The general terms applicable to your RSU Award are as follows: 1. GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in: (a) Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award; (b) Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and (c) Section 8(c) of the Plan regarding the tax consequences of your RSU Award. Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control. 2. GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.

2 3. DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you. 4. WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax and/or social security withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Taxes”) in accordance with the withholding procedures established by the Company. Unless the Withholding Taxes are satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award. In the event the obligation of the Company or its Affiliate with respect to Withholding Taxes (a “Withholding Obligation”) arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Taxes was greater than the amount withheld by the Company and/or its Affiliate (as applicable), you agree to indemnify and hold the Company and/or its Affiliate (as applicable) harmless from any failure by the Company to withhold the proper amount. 5. DATE OF ISSUANCE. (a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.” (b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if: (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement)), and (ii) either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,

3 then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). 6. TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution 7. CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration. 8. NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so. 9. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy. 11. CHOICE OF LAW. The interpretation, performance and enforcement of this RSU Award Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. 12. APPENDIX. Notwithstanding any provisions in this RSU Award Agreement, if you are resident, subject to tax, or work outside the U.S., your RSU Award shall be subject to the general non-US terms and the special terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate outside the U.S. and/or to one of the countries included therein, the terms and conditions for such country will apply to you to the extent the

4 Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this RSU Award Agreement. 13. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the tax consequences, please see the Prospectus.

1 APPENDIX This Appendix includes general terms and conditions that govern the RSU Award granted to you under the Plan if you are resident, subject to tax, or work outside the U.S. and specific terms and conditions that apply if you are resident, subject to tax or work in any country listed herein. The information contained herein is general in nature and may not apply to your particular situation, and you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer employment and/or residency to another country after the date of grant, are a consultant, change employment status to a consultant position, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to you. References to your employer shall include any entity that engages your services. GENERAL NON-U.S. TERMS 1. TAX. All references in the RSU Award Agreement to tax shall, to the extent applicable, include social security. 2. DATE OF ISSUANCE. Section 5 of the RSU Award Agreement (Date of Issuance) is deleted and replaced with the following: (a) If you are subject to tax in the U.S., the issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date. (b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if: (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement)), and (ii) either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original

2 Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but (if you are subject to tax in the U.S.) in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). 3. TRANSFERABILITY. Notwithstanding Section 6 of the RSU Award Agreement, your RSU Award is not transferable, except to your personal representative on your death. 4. AWARD NOT A SERVICE CONTRACT. By accepting your RSU Award, you acknowledge, understand and agree that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan; (b) the grant of your RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards (whether on the same or different terms), or benefits in lieu of awards, even if awards have been granted in the past; (c) your RSU Award and any shares of Common Stock acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; (d) the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty; (e) neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your RSU Award or of any amounts due to you pursuant to the vesting of your RSU Award or the subsequent sale of any shares of Common Stock received; (f) no claim or entitlement to compensation or damages shall arise from forfeiture of this RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if

3 any), and in consideration of the grant of this RSU Award to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or any Affiliate, waive your ability, if any, to bring any such claim, and release the Company and any Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim. 5. DATA PRIVACY. (a) You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, your employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company, its Affiliates and your employer hold certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. (b) For the purposes of operating the Plan in the European Union, Switzerland, and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force. 6. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

4 7. LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other document related to this RSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 8. FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details. 9. AT-WILL EMPLOYMENT. In Section 9(e) of the Plan, references to “at will” employment are deleted. COUNTRY SPECIFIC TERMS AUSTRALIA Breach of Law. Notwithstanding anything else in the Plan or the RSU Award Agreement, you will not be entitled to, and shall not claim any benefit (including without limitation a legal right) under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Australian Corporations Act 2001 (Cth) (“Corporations Act”), any other provision of the Corporations Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Company is under no obligation to seek or obtain the approval of its shareholders in general meeting for the purpose of overcoming any such limitation or restriction. Securities Law Information. The grant of the RSU Award is made without disclosure under the Corporations Act in reliance on case by case relief provided to the Company under an instrument issued by the Australian Securities and Investments Commission (“ASIC Instrument”). Advice. Any advice given to you by the Company, or a representative of the Company, in relation to the RSU Award should not be considered as investment advice and does not take into account your objectives, financial situation, or needs.

5 Australian law normally requires persons who offer financial products to give information to investors before they invest. This requires those offering financial products to have disclosed information that is material for investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee incentive scheme and in reliance on the ASIC Instrument. As a result, you may not be given all of the information normally expected when receiving an offer of financial products in Australia. You will also have fewer other legal protections for this investment. You should consider obtaining your own financial product advice from a person who is licenced by the Australian Securities and Investments Commission (“ASIC”) to give such advice before accepting the RSU Award. Risks. There are risks associated with the Company and a number of general risks associated with an investment in the Restricted Stock Units and the underlying shares of the Company’s Common Stock. These risks may individually or in combination materially and adversely affect the future operating and financial performance of the Company and, accordingly, the value of shares of the Company’s Common Stock. There can be no guarantee that the Company will achieve its stated objectives. Before agreeing to participate in the Plan, you should be satisfied that you have a sufficient understanding of the risks involved in making an investment in the Company and whether it is a suitable investment, having regard to your objectives, financial situation, and needs. The RSU Award will only vest on the satisfaction of the conditions (if any) set out in the enclosed Grant Notice and the issue of the RSU Award to you is subject to the terms of the enclosed RSU Award Agreement and Plan. There is a chance that any conditions attaching to the RSU Award may never be fulfilled and that the RSU Award will not vest. Further risks and rights with respect to holding an RSU Award are set out in the enclosed RSU Award Agreement and Plan. Stock price and currency information. Shares of the Company’s Common Stock are quoted on the NYSE and are valued in U.S. dollars – see https://www.nyse.com/listings_directory/stock. The equivalent stock price in Australian dollars can be calculated by taking the NYSE market price in U.S. dollars and applying the prevailing U.S.$ / A$ exchange rate to the market price. Alternatively, if necessary, the Company will provide you with the market price of the Company’s shares on the NYSE (in Australian dollars) upon written request to the Company. Such information will be provided to you as soon as practicable following the request. Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. You understand that the Australian bank assisting with the transaction may file the report on your behalf. If there is no Australian bank involved in the transfer, you will be required to file the report. You should consult with your personal advisor to ensure proper compliance with applicable reporting requirements in Australia. Tax Information. This Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).

6 Data Privacy. Section 5 of this Appendix (Data Privacy) is deleted and replaced with the following: You explicitly and unambiguously consent to the collection, holding, use and disclosure, in electronic or other form, of your personal information (as that term is defined in the Privacy Act 1988 (Cth)) as described in this document by and among, as applicable, your employer, the Company and its Affiliates for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Company, its Affiliates and your employer hold certain personal information about you, including, but not limited to, name, home address and telephone number, email address and other contact details, date of birth, tax file number (or other identification number), salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options or any other entitlement to shares of Common Stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). The collection of this information may be required for compliance with various legislation, including the Corporations Act 2001 (Cth) and applicable taxation legislation. You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Australia or elsewhere, in particular in the United States, and that the recipient country may have different data privacy laws providing less protection of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You authorize the recipients to collect, hold, use and disclose the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party (that may or may not be located in Australia or elsewhere) with whom you may elect to deposit any shares of the Common Stock acquired upon the vesting of the RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or for the period required by law, whichever is the longer. You may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. You understand that refusing or withdrawing consent may affect your ability to participate in the Plan. You acknowledge that further information on how your employer, the Company and its Affiliates collect, hold, use and disclose Data and personal information (and how you can access, correct or complain about the handling of that Data or personal information by your employer, the Company and its Affiliates) can be found at Asanapedia in the privacy policies of your employer, the Company and its Affiliates or the manager of the Plan (as applicable). CANADA Grant of the RSU Award. Notwithstanding any other provision governing your RSU Award, except as set forth below under “Withholding Obligations”, the Company may not issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your RSU Award.

7 Data Privacy. The following provision supplements Section 12 (Data Privacy) of this Appendix: You hereby authorize the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. You further authorize the Company, any Affiliates and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors. You further authorize the Company and any Affiliates to record such information and to keep such information in your employee file. Language Consent. The parties acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention («Agreement»), ainsi que cette Annexe, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention. Continuous Service. Notwithstanding anything else in the Plan or the RSU Award Agreement, your Continuous Service will be deemed to end on the date when you cease to be actively providing services to the Company or an Affiliate, regardless of whether the cessation of your employment was lawful, and shall not include any period of statutory, contractual, common law, civil law or other reasonable notice of termination of employment or any period of salary continuance or deemed employment. As a result, if you receive notice of termination for a reason other than Cause, and the Company or its Affiliate does not require you to continue to attend at work and elects to provide you with a payment in lieu of notice, your Continuous Service will end on the date you receive such notice, as opposed any later date when severance payments to you cease. Employment Matters. The definition of “Cause” is modified such that the following supplements the existing definition in the Plan: “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (iv) such Participant’s gross misconduct; or (v) any other serious act or omission that amounts to just cause at law. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect

8 upon any determination of the rights or obligations of the Company or such Participant for any other purpose. No Fractions. No fractional shares of Common Stock shall be issued under the RSU Award Agreement and no cash amount shall be payable in respect thereof. Voluntary Participation. Your participation in the Plan is voluntary, and you acknowledge and agree that you have not been induced to enter into the RSU Award Agreement or acquire any RSU Award or shares of Common Stock by expectation of employment, engagement or appointment or continued employment, engagement or appointment. Securities Law Information. The definition of “Affiliate” is modified such that the following supplements the existing definition in the Plan: “For purposes of issuances of securities under the Plan to Directors, Employees and Consultants in Canada, an Affiliate means a person (which includes a corporation) that controls the Company or is controlled by the Company or is controlled by the same person that controls the Company. For this purpose, a person (first person) is considered to control a person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of ownership of or direction over voting securities in the second person (over 50%); or a written agreement or indenture.” The definition of “Consultant” is modified such that the following supplements the existing definition in the Plan: “For purposes of issuances of securities under the Plan to Consultants in Canada, a Consultant means a person, other than an employee, executive officer or director of the Company or an Affiliate that (a) is engaged to provide services to the Company or an Affiliate, other than services provided in relation to a distribution; (b) provides the services under a written contract with the Company or an Affiliate; and (c) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate and includes (d) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and (e) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate.” You understand that you are permitted to sell the shares of Common Stock acquired pursuant to any RSU Awards, provided that the Company is a “foreign issuer” that is not a public company in any jurisdiction of Canada and the sale of the shares of Common Stock acquired pursuant to the Plan takes place: (i) through an exchange, or a market, outside of Canada on the distribution date; or (ii) to a person or company outside of Canada. For purposes hereof, in addition to not being a reporting issuer in any jurisdiction of Canada, a “foreign issuer” is an issuer that: (i) is not

9 incorporated or existing pursuant to the laws of Canada or any jurisdiction of Canada; (ii) does not have its head office in Canada; and (iii) does not have a majority of its executive officers or directors ordinarily resident in Canada. If any designated broker is appointed under the Plan, you shall sell such securities through the designated broker. Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign property on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is your responsibility to comply with these reporting obligations, and you should consult with your own personal tax advisor in this regard. Withholding Obligations. Section 4 of the RSU Award Agreement is deleted and replaced with the following: On or before the time you receive a distribution of the shares of Common Stock underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you agree to make adequate arrangements satisfactory to the Company or adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding and source deduction obligations of the Company or any Affiliate that arise in connection with your RSU Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may satisfy all or any portion of the Withholding Taxes obligation relating to your RSU Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment, if applicable, with a broker-dealer (subject to your written consent) whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the broker-dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company or its Affiliates; or (iv) permitting you (subject to your written consent) to surrender Restricted Stock Units to the Company for a cash payment which shall be used to satisfy the Withholding Taxes, whereby the number of Restricted Stock Units that may be surrendered for a cash payment shall be equal to the Withholding Taxes divided by a Fair Market Value (measured as of the date shares of Common Stock are otherwise issuable to you pursuant to Section 5). However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes. Dividends. Section 3 of the RSU Award Agreement is deleted and replaced with the following: You may become entitled to be granted additional Restricted Stock Units equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock in respect of the Restricted Stock Units covered by your RSU Award. In such event, you will automatically be granted additional Restricted Stock Units subject to the RSU Award (the “Dividend Units”), and such Dividend Units shall be subject to the same forfeiture restrictions and restrictions on transferability, and same timing

10 requirements for issuance of shares, as apply to the Restricted Stock Units subject to the RSU Award with respect to which the Dividend Units relate. FRANCE Language Consent. The parties to the RSU Award Agreement acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente. Foreign Asset/Account Reporting Information. If you are a French resident and maintain a foreign bank account, you must report such account to the French tax authorities when filing your annual tax return. Failure to comply with this requirement could trigger significant penalties and you should consult with your personal advisor to ensure proper compliance with applicable reporting requirements in France. Exchange Control Information. Cross-border payments towards or from another EU member in excess of €10,000 must be reported to the French Custom Authorities. However, this reporting obligation does not apply to wire transfers made via banks or financial institutions. So, given that the Plan is established by a US company and that, in any case, all money transfers will be made through banks or financial institutions, this reporting obligation should not apply here. GERMANY Securities Disclaimer. The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany. Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In the event that you make or receive a payment in excess of this amount, you are required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). Tax Reporting. You must report and pay any capital gains tax liability that arises in connection with the sale of shares acquired under the Plan. In general the statutory deadline of filing annual income tax returns for taxpayers is 31 July of the calendar year following the respective fiscal year. Payment periods of due tax amounts are determined in view of the competent tax office. You should consult with your personal tax advisor to ensure that you are properly complying with applicable reporting requirements in Germany.

11 ICELAND Exchange Control Information. You should consult with your personal advisor to ensure compliance with the applicable exchange control regulations in Iceland as such regulations are subject to frequent change. You are responsible for ensuring compliance with all exchange control laws in Iceland. Tax withholding. Upon the issuance of shares of Common Stock to you in settling RSUs the market value of such common stock is subject to withholding at the tax rate applicable to wages at the time of issuance. The withholding amount will be subtracted from your net wage payment following issuance. If such net wage payment does not suffice for payment of the withholding amount you are required to provide the company with enough funds as needed for the withholding amount. IRELAND Director Notification Obligation. Directors, shadow directors and secretaries of the Company’s Irish Affiliates whose interest in the Company represents more than 1% of the Company’s voting share capital are subject to certain notification requirements under Part 5, Chapter 5 of the Companies Act 2014. Directors, shadow directors and secretaries must notify the Irish Affiliates in writing of their interest in the Company (e.g., RSUs, shares of Common Stock, etc.) and the number and class of shares or rights to which the interest relates within five days of the acquisition or disposal of shares or within five days of becoming aware of the event giving rise to the notification. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary). Data Privacy. Section 5 (Data Privacy) of this Appendix is deleted and replaced with the following: This section is intended to provide information about the collection and processing of your personal data by the Company. (a) Data Collection and Usage. The Company collect, process and use certain personal information about you, including, but not limited to, your name, home address, telephone number, email address, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company and details of all options or any other entitlement to shares of Common Stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”), for purposes of implementing, administering and managing the Plan and for compliance with the Company’s legal obligations. The Company is the controller of such Data. The legal basis, where required, for the processing of Data is that the processing is contractually necessary for the performance of the Plan. The Company will share Data with third parties, including brokers or any other third party with whom

12 you elect to deposit any shares of Common Stock acquired upon the exercise of your choice under the Plan, law firms, accountants and information technology service providers, for purposes of implementing, administering and managing the Plan. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). The Company is based in the United States, which means the recipients of Data may be located in the United States or elsewhere. Participants acknowledge and understand that Data will be transferred, processed and stored in the United States, as it is necessary for the performance of the Plan. Where required for purposes of implementing, administering and managing the Plan, the Company may transfer data elsewhere and on the basis of standard contractual clauses. For more information or to obtain a copy of the standard contractual clauses, you can contact the Stock Plan Administrator. The Company will hold and use Data for as long as is necessary to implement, administer and manage your participation in the Plan; as required to comply with legal or regulatory obligations, including under tax, exchange control, labour and securities laws; and as otherwise necessary in connection with legal rights, claims or proceedings. This period may extend beyond the period of your employment with the Company. When the Company no longer needs Data for any of the above purposes, it will cease processing it in this context and remove it from all of its systems used for such purposes to the fullest extent practicable. The Participants may have a number of rights under Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (“GDPR”) and applicable Irish data protection legislation. Such rights include the right to (i) request access to Data the Company processes, (ii) request rectification of inaccurate Data, (iii) request the deletion of Data, (iv) request the restriction of processing of Data, (v) request the portability of Data, and (vi) lodge a complaint with the Irish Data Protection Commission or any competent supervisory authority. To receive clarification regarding these rights or to exercise these rights, you can contact the Stock Plan Administrator. For the purposes of operating the Plan in Ireland, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force. JAPAN Securities Disclosure. The Common Stock have not been registered under the Financial Instruments and Exchange Act of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) (the “FIEA”). The shares of Common Stock may not be offered or sold in Japan or to, or for the benefit of, any resident of Japan or to others for re-offering or re-sale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the FIEA and any other applicable laws, regulations and ministerial guidelines of Japan. As used herein, the term “resident of Japan” means any natural person having his place of domicile or residence in Japan, or any corporation or other entity organized under the laws of Japan or having its main office in Japan.

13 Foreign Asset / Account Reporting. If you hold assets outside of Japan (e.g., shares of Common Stock acquired under the Plan) with a value exceeding ¥50,000,000 (as of December 31 each year), you are required to comply with annual tax reporting obligations with respect to such assets. Such report will be due by March 15 each year. You should consult with your personal tax advisor to ensure that you are properly complying with applicable reporting requirements in Japan. SINGAPORE Restriction on Sale of Shares. Shares of Common Stock acquired under the Plan prior to the six (6) month anniversary of the date of grant may not be sold or otherwise offered for sale in Singapore, unless such sale or offer is made (i) more than six months after the date of grant; or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289) of Singapore (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA. Securities Law Information. The Award is being granted to you pursuant to the “qualifying person” exemption under section 273(1)(i), read with section 273(4)of the SFA. The Plan has not been, nor will it be, lodged or registered as a prospectus with the Monetary Authority of Singapore. Chief Executive Officer and Director Notification Obligation. You acknowledge that if you are the Chief Executive Officer (“CEO”) or a director, as defined under the Companies Act (Chapter 50) of Singapore (“Singapore Companies Act”) of a Singapore Subsidiary, you are subject to certain disclosure requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing of any interest in shares, debentures, rights or options (e.g., Awards or shares of Common Stock) in the Singapore Subsidiary and/or its “related corporation” as defined under the Singapore Companies Act, within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a CEO or a director. Personal Data. Section 5(a) (Data Privacy) of this Appendix is deleted and replaced with the following: “You explicitly and unambiguously acknowledge and consent to the collection, use, disclosure and transfer, in electronic or other form, of your Personal Data as described in this document by and among, as applicable, your employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your Personal Data than Singapore, in which case the Company will ensure that such recipient(s) provide a standard of protection to such Personal Data so transferred that is comparable to the protection under the Singapore Personal Data Protection Act 2012 (No. 26 of 2012) (“PDPA”). You may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of

14 implementing, administering and managing your participation in the Plan, including any requisite transfer of such Personal Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that the purposes for which your Personal Data will be collected or held may continue to apply even in situations where your employment with your employer has been terminated or altered. You may, at any time, view the Personal Data, request additional information about the storage and processing of the Personal Data, require any necessary amendments to the Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. For the purposes of this clause, “Personal Data” has the same meaning as set out in the PDPA.” UK Award Not a Service Contract. The following supplements Section 4 (Award Not a Service Contract) of this Appendix: You waive all rights to compensation or damages in consequence of the termination of your office or employment with the Company or any Affiliate for any reason whatsoever (whether lawful or unlawful and including, without prejudice to the foregoing, in circumstances giving rise to a claim for wrongful dismissal) in so far as those rights arise or may arise from you ceasing to hold or being able to vest your Award, or from the loss or diminution in value of any rights or entitlements in connection with the Plan. Withholding Obligations. The following supplements Section 4 of the RSU Award Agreement: As a condition of the vesting of your RSU Award, you unconditionally and irrevocably agree: (i) to place the Company in funds and indemnify the Company in respect of (1) all liability to UK income tax which the Company is liable to account for on your behalf directly to HM Revenue & Customs; (2) all liability to national insurance contributions which the Company is liable to account for on your behalf to HM Revenue & Customs (including, to the extent permitted by law, secondary class 1 (employer’s) national insurance contributions for which you are liable and hereby agree to bear); and (3) all liability to national insurance contributions for which the Company is liable and which are formally transferred to you, which arises as a consequence of or in connection with your RSU Award (the “UK Tax Liability”); or (ii) to permit the Company to sell at the best price which it can reasonably obtain such number of shares of Common Stock allocated or allotted to you following vesting as will provide the Company with an amount equal to the UK Tax Liability; and to permit the Company to withhold an amount not exceeding the UK Tax Liability from any payment made to you (including, but not limited to salary); and

15 (iii) if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such employer’s national insurance contributions liability is transferred to you; and (iv) if so required by the Company, to enter into a joint election within Section 431 of (UK) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Section 423 and 424 of ITEPA); and (v) to sign, promptly, all documents required by the Company to effect the terms of this provision, and references in this provision to “the Company” shall, if applicable, be construed as also referring to any Affiliate. Clawback/Recovery. By executing the RSU Award Agreement, you expressly consent in writing to the application of the right of recoupment to your RSU Award in accordance with the terms of Section 9(i) of the Plan.

ATTACHMENT II ASANA, INC. 2020 EQUITY INCENTIVE PLAN

ASANA, INC. 2020 EQUITY INCENTIVE PLAN ADOPTED BY THE BOARD OF DIRECTORS: AUGUST 19, 2020 APPROVED BY THE STOCKHOLDERS: AUGUST 31, 2020 EFFECTIVE DATE: SEPTEMBER [21], 2020

TABLE OF CONTENTS Page 1. GENERAL.12. SHARES SUBJECT TO THE PLAN.13. ELIGIBILITY AND LIMITATIONS.Error! Bookmark not defined.4. OPTIONS AND STOCK APPRECIATION RIGHTS.35. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.66. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.87. ADMINISTRATION.108. TAX WITHHOLDING129. MISCELLANEOUS.1410. COVENANTS OF THE COMPANY.1711. SEVERABILITY.1712. TERMINATION OF THE PLAN.1713. DEFINITIONS.178

1 1. GENERAL. (a) Successor to and Continuation of Prior Plans. The Plan is the successor to and continuation of the Prior Plans. As of the Effective Date, (i) no additional awards may be granted under the Prior Plans; (ii) the Prior Plans’ Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan. (b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards. (c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards. (d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date. 2. SHARES SUBJECT TO THE PLAN. (a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (i) 18,000,000 new shares, plus (ii) the Prior Plans’ Available Reserve, plus (iii) the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on February 1 of each year for a period of ten years commencing on February 1, 2021 and ending on (and including) February 1, 2030, in an amount equal to 5% of the total number of shares of the Company’s capital stock outstanding on January 31 of the preceding fiscal year; provided, however, that the Board may act prior to February 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. (b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 60,000,000 shares. (c) Share Reserve Operation. (i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued

2 pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. (ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award. (iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award. 3. ELIGIBILITY AND LIMITATIONS. (a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. (b) Specific Award Limitations. (i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). (ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as

3 Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s). (iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option. (iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A. (c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b). (d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. 4. OPTIONS AND STOCK APPRECIATION RIGHTS. Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions: (a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement. (b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option

4 or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. (c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement: (i) by cash or check, bank draft or money order payable to the Company; (ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds; (iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery; (iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or (v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law. (d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a

5 Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement. (e) Transferability. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply: (i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable laws or regulations. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration. (ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer. (f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service. (g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award. (h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. If a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR, to the extent vested, prior to expiration of its maximum term (as set forth in Section 4(a)) or, if applicable, such shorter period of time provided in the Award Agreement or other written agreement between a

6 Participant and the Company or an Affiliate. Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award. (i) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(h) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. (j) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents. 5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS. (a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions: (i) Form of Award. (1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award. (2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU

7 Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award). (ii) Consideration. (1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law. (2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law. (iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service. (iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award. (v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement). (vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant,

8 the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award. (b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. (c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. 6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS. (a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section. (b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion. (c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the

9 Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. (i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan, and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. For the purposes of the Plan, an Award shall be considered assumed, continued or substituted if, following the Corporate Transaction, the Award confers the right to purchase or receive, for each share subject to the Award immediately prior to the Corporate Transaction, the consideration (whether stock, cash or other property) received in the Corporate Transaction by holders of shares for each share of Common Stock held on the effective time of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock). The terms of any assumption, continuation or substitution will otherwise be set by the Board. (ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction), and such Awards will (A) terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction and (B) the Current Participants will have the right to receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Current Participant would have received upon exercise of the Award, over (2) any exercise price payable by the Current Participant in connection with such exercise. With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. (iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its

10 parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction) and such Awards will (A) terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction and (B) such persons will have the right to receive a payment, in such form as may be determined by the Board, equal in value, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the person would have received upon the exercise of the Award, over (2) any exercise price payable by the person in connection with such exercise. (d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration. (e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 7. ADMINISTRATION. (a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below. (b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan: (i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common

11 Stock, including the amount of cash payment or other property that may be earned and the timing of payment. (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective. (iii) To settle all controversies regarding the Plan and Awards granted under it. (iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest. (v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience. (vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant. (vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (viii) To submit any amendment to the Plan for stockholder approval. (ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

12 (xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction). (xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles. (c) Delegation to Committee. (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. (ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available. (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons. (e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law,

13 other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value. 8. TAX WITHHOLDING (a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied. (b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement. (c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally,

14 each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service. (d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. 9. MISCELLANEOUS. (a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. (b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company. (c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents. (d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company. (e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the

15 Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan. (f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended. (g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request. (h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company. (i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the

16 Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. (j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law. (k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law. (l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans. (m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A. (n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation”

17 under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. (o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware. 10. COVENANTS OF THE COMPANY. (a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law. 11. SEVERABILITY. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 12. TERMINATION OF THE PLAN. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18 13. DEFINITIONS. As used in the Plan, the following definitions apply to the capitalized terms indicated below: (a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction. (b) “Adoption Date” means the date the Plan is first approved by the Board. (c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition. (d) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority). (e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award). (f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice. (g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants. (h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

19 (i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. (j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control: (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction,

20 in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply. (k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. (l) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan. (m) “Common Stock” means the Class A common stock of the Company. (n) “Company” means Asana, Inc., a Delaware corporation. (o) “Compensation Committee” means the Compensation Committee of the Board. (p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the

21 foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person. (q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). (r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries; (ii) a sale or other disposition of at least 50% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise. (s) “Director” means a member of the Board.

22 (t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion. (u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances. (v) “Effective Date” means the effective date of a registration statement for an initial public offering of the Company’s common stock through a traditional initial public offering or a direct listing; provided, that this Plan is approved by the Company’s stockholders prior to such date. (w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. (x) “Employer” means the Company or the Affiliate of the Company that employs the Participant. (y) “Entity” means a corporation, partnership, limited liability company or other entity. (z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities. (bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows: (i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading

23 in the Common Stock) on the date of determination, as reported in a source the Board deems reliable. (ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists. (iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code. (cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi- governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority). (dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award. (ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code. (ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws. (gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly

24 or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3. (hh) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option. (ii) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act. (jj) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan. (kk) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan. (ll) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option. (mm) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c). (nn) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan. (oo) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. (pp) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award. (qq) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board

25 may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock. (rr) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board. (ss) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award. (tt) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board. (uu) “Plan” means this Asana, Inc. 2020 Equity Incentive Plan.

26 (vv) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs. (ww) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g). (xx) “Prior Plans’ Available Reserve” means the number of shares available for the grant of new awards under the Prior Plans as of immediately prior to the Effective Date. (yy) “Prior Plans” means the Asana, Inc. 2009 Stock Plan, as amended, and the Asana, Inc. Amended and Restated 2012 Stock Plan. (zz) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act. (aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a). (bbb) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan. (ccc) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plans and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation. (ddd) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a). (eee) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

27 (fff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time. (ggg) “Rule 405” means Rule 405 promulgated under the Securities Act. (hhh) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder. (iii) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A- 3(i)(5) (without regard to any alternative definition thereunder). (jjj) “Securities Act” means the Securities Act of 1933, as amended. (kkk) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a). (lll) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4. (mmm) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan. (nnn) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%. (ooo) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate. (ppp) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.